                                                                   EXHIBIT 10.39

                                LOAN AGREEMENT

     THIS LOAN AGREEMENT is made as of December 24, 1998 by and between Empower Health Corporation, a Texas corporation (the "Company"), and the investor
                                              -------
("Investor") whose name appears on the attached signature page.
----------

     1.   The Loan.
          --------

          1.1. The Loan.  Investor agrees, on the terms of and subject to the
               --------
conditions specified in this Agreement, to lend to the Company the sum set forth opposite such Investor's name on the attached signature page. Investor's loan shall be evidenced by a convertible promissory note (the "Note") in the form of
                                                          ----
Exhibit A dated the Closing Date.  The loan made in accordance with this Section
---------
1.1 shall be referred to herein as the "Loan."
                                        ----

          1.2. The Warrants. Subject to the terms and conditions hereof, the
               ------------
Company agrees to issue to Investor a warrant, in substantially the form attached hereto as Exhibit B (the "Warrant"), to purchase at an exercise price
                   ---------       -------
per share equal to the price per share of the Next Financing, as such term is defined in Section 4.1 hereof (such price hereinafter referred to as the "Exercise Price"), a number of shares of the type of Equity Securities issued in
---------------
the Next Financing equal in value (based on the valuation of the Next Financing) to 20% of the principal amount set forth opposite such Investor's name on the attached signature page.

          1.3. Place and Date of Closing.  The closing of the transactions
               -------------------------
provided for herein (the "Closing") will be held at the offices of the Company
                          -------
on December 24, 1998 or at such other time and place as the parties shall mutually agree (the "Closing Date").
                     ------------

          1.4. Delivery.  At the Closing, the Company will deliver to Investor a
               --------
Note in the principal amount set forth opposite such Investor's name on the attached signature page. Investor shall deliver to the Company the principal amount set forth opposite such Investor's name on the attached signature page by check or wire transfer.

     2.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to Investor as follows:

          2.1. Organization and Standing.  The Company is a corporation duly
               -------------------------
organized and validly existing under, and by virtue of, the laws of the State of Texas and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

          2.2. Corporate Power.  The Company will have at the Closing all
               ---------------
requisite legal and corporate power to execute and deliver this Agreement, to issue the Notes and the Warrants and to carry out and perform its obligations under the terms of this Agreement.

          2.3. Authorization.  The execution, delivery and performance of this
               -------------
Agreement by the Company has been duly authorized by all requisite corporate action, and constitutes the valid and binding obligations of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights.

     3.   Representations and Warranties of the Investor and Restrictions on
          ------------------------------------------------------------------
Transfer Imposed by the Securities Act of 1933.
----------------------------------------------

          3.1. Representations and Warranties of the Investor.  Investor
               ----------------------------------------------
represents and warrants to the Company as of the Closing Date and upon conversion of any Note as follows (the Notes and the securities issuable upon conversion of the Notes and Warrants are collectively referred to as the "Securities"):
 ----------

               (a) All action on the part of the Investor for the authorization, execution, delivery and performance by the Investor of this Agreement has been taken, and this Agreement constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights.

               (b) The Investor is experienced in evaluating and investing in new companies such as the Company. The Investor is a sophisticated investor with such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of a prospective investment in the Securities and who is capable of bearing the economic risks of such investment.

               (c) The Investor is acquiring the Securities for investment for its own account and not with a view to, or for resale in connection with, any distribution in contravention of applicable law. The Investor understands that the Securities to be acquired have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of a specific exemption from the
                          ---
registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Investor is an "Accredited Investor" as such term is defined in Rule 501 under the Act.

               (d) The Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Act which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, in case the Investor has held the securities for less than two years or is an affiliate of the Company, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the securities to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker," and the number of shares being sold during any three-month period not exceeding specified limitations.

               (e) The Investor understands that no public market now exists for any of the securities issued by the Company and there has been and can be no assurance that a public offering will be successfully completed by the Company or that a public market will ever exist for the Securities.

               (f) The Investor has had an opportunity to discuss the Company's business, management and financial affairs with the Company's senior management and an opportunity to review the Company's facilities. The Investor understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

          3.2. Legends.  Each certificate representing the Securities shall be
               -------
endorsed with the following legend (in addition to any legend required under applicable state securities laws):

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENT OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

     The Company need not record a transfer of Securities, unless the conditions specified in the foregoing legends are satisfied. The Company may also instruct its transfer agent not to record the transfer of any of the Securities unless the conditions specified in the foregoing legends are satisfied.

     4.   Conversion of the Notes.  Each Note shall be convertible according to
          -----------------------
the following terms:

          4.1. Definitions.  The following terms shall have the meanings
               -----------
assigned below:

               "Equity Securities" means the Company's Common Stock or any
                -----------------
          securities conferring the right to purchase the Company's Common Stock or securities convertible into, or exchangeable for (with or without additional consideration), the Company's Common Stock, except any security granted, issued and/or sold by the Company to any director, employee or consultant in such capacity.

               "Next Financing" means the next sale (or series of related sales)
                --------------
         by the Company of its Equity Securities following the date of this Agreement resulting in gross proceeds to the Company of $1,000,000 or more;

               "Optional Conversion"  The principal and accrued interest of the
                -------------------
          Notes may, solely at the option of Investor, either (i) be converted, in whole or in part, into the type of Equity Securities issued in the Next Financing at any time or from time to time prior to the closing of the Company's first firm commitment underwritten public offering of its securities registered under the Securities Act of 1933, as amended or (ii) be due and payable on December 24, 1999. The Company shall notify the holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the most favorable terms upon which any person is purchasing Equity Securities of the Company in the Next Financing. The optional conversion of the Notes into Equity Securities shall be on the terms and conditions of the Equity Securities issued in the Next Financing.

               "Fractional Shares"  Upon the conversion of the Note into Equity
                -----------------
          Securities, in lieu of any fractional shares to which the holder of the Note would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such Equity Securities.

               "Registration Rights"  Upon conversion of the Notes or exercise
                -------------------
          of the Warrant Shares, each Investor will be entitled to any registration rights granted the other holders of securities issued in the Next Financing.

     5.   Defaults and Remedies.
          ---------------------

          5.1. Events of Default.  The following events shall be considered
               -----------------
Events of Default with respect to each Note:

               (a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than thirty (30) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

               (b) The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority shareholders shall take any action looking to the dissolution or liquidation of the Company; or

               (c) Within thirty (30) days after the commencement of any proceeding against the Company seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or, within thirty (30) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

          5.2. Remedies.  Upon the occurrence of an Event of Default under
               --------
Section 5.1 hereof, at the option and upon the declaration of the holder of the Note, (i) the entire unpaid principal and accrued interest on the Note held by such holder shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and the holder may, immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under such Note and exercise any and all other remedies granted to it at law, in equity, or otherwise.

     6.   Miscellaneous.
          -------------

          6.1. Waivers and Amendments.  With the written consent of the record
               ----------------------
holder of the Securities and the Company, the obligations of the Company and the rights of the holders of the Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely). Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

          6.2. Further Assurances; Subordination.  Upon request of the Company,
               ---------------------------------
Investor will acknowledge in writing its subordination undertakings as set forth in the Note.

          6.3. Governing Law.  This Agreement shall be governed in all respects
               -------------
by the laws of the State of Texas.

          6.4. Survival.  The representations, warranties, covenants and
               --------
agreements made herein shall survive for a period of one year following the Closing Date.

          6.5. Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          6.6. Entire Agreement.  This Agreement and the other documents
               ----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          6.7.  Severability of this Agreement.  In case any provision of this
                ------------------------------
Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          6.8.  Titles and Subtitles. The titles of the Sections and Subsections
                --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          6.9.  Delays or Omissions.  It is agreed that no delay or omission to
                -------------------
exercise any right, power or remedy accruing to the Investor, upon any breach or default of the Company under this Agreement or the Notes, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Investor of any breach or default under this Agreement, or any waiver by the Investor of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

          6.10. Notices.  Any notices, claims or demand or other communications
                -------
hereunder shall be in writing and shall be deemed to be duly given if personally given or if sent by telecopier, nationally-recognized overnight courier or by registered or certified mail, return receipt required and postage prepaid, addressed to such party in accordance herewith or as otherwise stated in any notice given in accordance herewith. Any such notice shall be deemed to have been received (a) in the case or personal delivery or delivery by telecopier, on the date of such delivery, (b) in the case of a nationally-recognized overnight courier, on the next business day after the date sent and (c) in the case of mailing, on the third business day following that on which the piece of mail containing such communications is posted.

               To the Company:



                Empower Health Corporation
                8920 Business Park Drive
                Austin, Texas 78759

                Copy to:

                Latham & Watkins
                135 Commonwealth Drive
                Menlo Park, California 94025
                Attention: Anthony J. Richmond, Esq.

                To the Investor:

               At the address set forth on the signature page to this Agreement


          6.11.  Counterparts.  This Agreement may be executed by facsimile and
                 ------------
in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have caused this Loan Agreement to be duly executed and delivered as of the day and year first written above.



                                    EMPOWER HEALTH CORPORATION



                                    By: /s/ Donald W. Hackett
                                        --------------------------
                                        Chief Executive Officer



                                    INVESTOR:
                                    --------



                                     /s/ Neal Longwill
                                    _________________________________

                                    Name:     Neal Longwill
                                    Address:_________________________

                                            _________________________


                                    Principal Amount of Notes
                                    Purchased: $800,000

                                   EXHIBIT A

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENT OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.


Date: December 24, 1998                                                 $800,000

                          EMPOWER HEALTH CORPORATION

                          CONVERTIBLE PROMISSORY NOTE

     Empower Health Corporation, a Texas corporation (the "Company"), for value
                                                           -------
received, promises to pay to Neal Longwill (the "Investor"), the principal sum
                                                 --------
of $800,000, in lawful money of the United States of America and in immediately available funds, plus simple interest of 6% per annum on the principal amount hereof. All principal and accrued interest shall be due and payable on December 24, 1999 (whether by acceleration or otherwise). Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. Notwithstanding the foregoing, the principal and the accrued but unpaid interest due hereunder shall, solely at the option of the Investor, and in accordance with the terms set forth in the Loan Agreement, be converted, in whole or in part, into the type of Equity Securities issued in the Next Financing provided that the Next Financing occurs before December 24, 1999.

     1.   Definitions.  Unless the context indicates otherwise, capitalized
          -----------
terms used herein shall have the meanings given them in the Loan Agreement, provided that the following terms used herein shall have the following meanings:

          1.1.  "Equity Securities" means the Company's Common Stock or any
                 -----------------
securities conferring the right to purchase the Company's Common Stock or securities convertible into, or exchangeable for (with or without additional consideration), the Company's Common Stock, except any security granted, issued and/or sold by the Company to any employee or consultant in such capacity.

          1.2.  "Investor" means the investor whose name appears on the
                 --------
signature page attached to the Loan Agreement.

          1.3.  "Loan Agreement" means the Loan Agreement dated as of December
                 --------------
24, 1998 between the Investor and the Company.

          1.4.  "Next Financing" means the next sale (or series of related
                 --------------
sales) by the Company of its Equity Securities following the date of the Loan Agreement resulting in gross proceeds to the Company of $1,000,000 or more.

          1.5.  "Noteholder," "holder," or similar terms, when the context
                 ----------    ------
refers to a holder of a Note, means any person who shall at the time be the holder of this Note.

     2.   No Prepayment. The principal amount of this Note may not be paid by
          -------------
the Company prior to maturity without the written consent of the holder of this Note.

     3.   Subordination. The indebtedness represented by this Note is hereby
          -------------
expressly subordinated in right of payment to the prior payment in full of all of the Company's indebtedness for money borrowed to banks, insurance companies, lease financing institutions or other lending institutions regularly engaged in the business of lending money.

     4.   Attorneys' Fees and Costs.  If any amount is not paid as and when due
          -------------------------
hereunder, the Company promises to pay all costs of collection and reasonable attorneys' fees which the Investors may incur.

     5.   Loan Agreement.  This Note is the Note referred to in the Loan
          --------------
Agreement and is entitled to all the benefits provided therein. Reference is made to said Loan Agreement for the Events of Default and the rights of acceleration of the maturity upon an Event of Default.


                                        EMPOWER HEALTH CORPORATION



                                        _______________________________________
                                        Donald W. Hackett
                                        Chief Executive Officer

                                   EXHIBIT B

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

THE SALE OF THESE SECURITIES HAS NOT BEEN QUALIFIED WITH ANY STATE SECURITIES AUTHORITIES. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

THIS WARRANT MAY NOT BE EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS TO THE REASONABLE SATISFACTION OF THE COMPANY AND LEGAL COUNSEL FOR THE COMPANY.

                                                    Void after December 24, 2003

                          EMPOWER HEALTH CORPORATION

                            STOCK PURCHASE WARRANT

                                  __________

     THIS CERTIFIES THAT, for value received, Neal Longwill and its registered assigns (hereinafter called the "Holder") is entitled to purchase from Empower
                                 ------
Health Corporation (the "Company"), at any time after the date specified in
                         -------
Section 1 hereof and ending at 5:00 p.m. Austin, Texas Time on the Expiration Date, as such term is defined in Section 1 hereof, the shares of the Company's Capital Stock determined by the schedule in Section 1 hereof (the "Warrant Shares"). The Exercise Price per share of this warrant shall be the price per share of the Next Financing, as such term is defined in Section 4.1 of the Loan Agreement of even date herewith. This Warrant may be exercised in whole or in part, at the option of the Holder and in accordance with the schedule in Section 1 hereof. Unless otherwise defined herein, defined terms in this Warrant shall have the meanings ascribed to them in the Loan Agreement of even date herewith.

     1.   Term and Vesting Schedule.  This Warrant shall be exercisable
          -------------------------
through December 24, 2003 (the "Expiration Date") according to the following
                                ---------------
schedule:

          The Warrant shall be exercisable for a number of shares of the type of Equity Securities issued in the Next Financing equal in value (based on the valuation of the Next Financing) to 20% of the principal amount set forth opposite such Investor's name on the signature page to the Loan Agreement.

     2.   Method of Exercise; Payment; Issuance of New Warrant.  Subject to
          ----------------------------------------------------
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by:

          2.1. the surrender of this Warrant (with the notice of exercise form attached hereto as Attachment A and the Investment Representation Statement attached hereto as Attachment B duly executed) at the principal office of the Company; and

          2.2. the payment to the Company, by check or wire, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Warrant Shares then being purchased.

          If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such notice of exercise, together with, if applicable, the aggregate Warrant Price, at its principal executive office, the Holder shall be deemed to be the holder of record of the applicable Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares to the registered owner of this Warrant.

          2.3. Net Exercise.  In addition to and without limiting the rights of
               ------------
the Holder under the terms of this Warrant, the Holder may elect to convert this Warrant or any portion thereof (the "Conversion Right") into Warrant Shares, the
                                     ----------------
aggregate value of which Warrant Shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by the Holder by surrender of this Warrant at the principal executive office of the Company together with notice of the Holder's intention to exercise the Conversion Right, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:


                                 X = Y(A - B)
                                   --------
                                       A

Where:
          X -  The number of Warrant Shares to be issued to the holder upon
               exercise of   Conversion Right.

          Y -  The number of Warrant Shares issuable under this Warrant.

          A - The fair market value of one Warrant Share, as determined in good faith by the board of directors of the Company, as at the time the Conversion Right is exercised pursuant to this Section 2. If the Warrant hares are traded on a national securities exchange or the Nasdaq National Market (or any successor), the fair market value of one Warrant Share shall equal the closing sale price of a Warrant Share on the trading day immediately prior to the date the related notice of exercise is delivered to the Company.

          B -  Exercise Price (as adjusted to the date of such calculations).

     3.   Stock Fully Paid; Reservation of Warrant Shares.  All shares of stock
          -----------------------------------------------
which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its stock to provide for the exercise of the rights represented by this Warrant. In the event that there is an insufficient number of Warrant Shares reserved for issuance pursuant to the exercise of this Warrant, the Company will take appropriate action to authorize an increase in the capital stock to allow for such issuance or similar issuance acceptable to the Holder.

     4.   Adjustment of Warrant Price and Number of Warrant Shares.  The number
          --------------------------------------------------------
and kind of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          4.1. Reclassification; Merger.  In case of any reclassification or
               ------------------------
change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, or any transaction in which in excess of 50% of the Company's voting power is transferred, or any sale of all or substantially all of the stock or assets of the Company, the Company shall, as condition precedent to such transaction, execute a new Warrant or cause such successor or purchasing corporation, as the case may be, to execute a new Warrant, providing that the Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or acquisition by a holder of one share of stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4.1 shall similarly apply to successive reclassifications, changes, mergers and acquisitions.

          4.2. Subdivision or Combination of Warrant Shares.  If the Company at
               --------------------------------------------
any time while this Warrant remains outstanding and unexpired shall subdivide or combine its stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

          4.3. Stock Dividends.  If the Company at any time while this Warrant
               ---------------
is outstanding and unexpired shall pay a dividend with respect to stock payable in, or make any other distribution with respect to stock (except any distribution specifically provided for in the foregoing Sections 4.1 and 4.2) of, stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of stock outstanding immediately after such dividend or distribution.

          4.4. Adjustment of Number of Warrant Shares.  Upon each adjustment in
               --------------------------------------
the Warrant Price, the number of shares of stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     5.   Fractional Warrant Shares.  No fractional Warrant Shares will be
          -------------------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     6.   Compliance with Securities Act; Non-transferability of Warrant;
          ---------------------------------------------------------------
Disposition of Shares of Stock.
------------------------------

          6.1. Compliance with Securities Act.  The Holder, by acceptance
               ------------------------------
hereof, agrees that this Warrant and the Warrant Shares are being acquired for investment and that he will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). Upon exercise
                                                          ---
of
this Warrant, the Holder hereof shall confirm in writing, in a form of Attachment B, that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale. In addition, the Holder shall provide such additional information regarding such Holder's financial and investment background as the Company may reasonably request. This Warrant and all Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY AND WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

          6.2. Transferability of Warrant.  This Warrant may not be transferred
               --------------------------
or assigned in whole or in part without (i) the prior written consent of the Company and (ii) compliance with applicable federal and state securities laws; provided, however, that the Warrant may be transferred without the prior written consent of the Company in the following transactions:

               (a) A transfer of the Warrant in whole by a Holder who is a natural person during such Holder's lifetime or on death by will or intestacy to such Holder's immediate family or to any custodian or trustee for the account of such Holder or such Holder's immediate family. "Immediate family" as used
                                                     ----------------
                    herein shall mean spouse, lineal descendant, father, mother, brother, or sister of the Holder;

               (b) A transfer of the Warrant in whole to the Company or to any shareholder of the Company;

               (c) A transfer of the Warrant in whole or in part to a person who, at the time of such transfer, is or is an affiliate of an officer or director of the Company;

               (d) A transfer of the Warrant in whole pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of the corporate shareholder or pursuant to a sale of all or substantially all of the stock or assets of a corporate shareholder;

               (e) A transfer of the Warrant in whole to a parent, subsidiary or affiliate of a Holder; or

               (f) A transfer of the Warrant in whole by a Holder which is a limited or general partnership to any of its partners or former partners.

          6.3. Disposition of Warrant Shares.  Upon exercise of the Warrant
               -----------------------------
Shares, the Holder will be entitled to any registration rights granted the other holders of securities issued in the Next Financing. With respect to any offer, sale or other disposition of any Warrant Shares prior to registration of such shares, the Holder and each subsequent Holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Warrant Shares and indicating whether or not under the Act certificates for such shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with the Act; provided, however, that no such opinion of counsel or no action letter
         --------  -------
shall be necessary for a transfer without consideration by a Holder which is a partnership to a partner of such partnership, so long as such transfer is made pursuant to the terms of the partnership agreement, or to the transfer by gift, will or intestate succession by the Holder to his or her spouse or lineal descendants or ancestors or any trust for the benefit of any of the foregoing if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he/she were an original Holder hereunder. Notwithstanding the foregoing, such Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144.

     7.   Rights of Shareholders.  No Holder of this Warrant shall be entitled
          ----------------------
to vote or receive dividends or be deemed the holder of stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant has been exercised and the Warrant Shares shall have become deliverable, as provided herein.

     8.   Governing Law.  The terms and conditions of this Warrant shall be
          -------------
governed by and construed in accordance with the laws of the State of Texas.

     9.   Miscellaneous.  The headings in this Warrant are for purposes of
          -------------
convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and the registered Holder. All notices and other communications from the Company to the Holder shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the Holder.

                              EMPOWER HEALTH CORPORATION



                              By:_____________________________________
                                    Donald W. Hackett
                                    Chief Executive Officer

                                 ATTACHMENT A

                              NOTICE OF EXERCISE

TO:  Empower Health Corporation



     1. The undersigned hereby elects to purchase ____________ shares of stock of Empower Health Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

     1. The undersigned hereby elects to convert the attached Warrant into Warrant Shares in the manner specified in Section 2.3 of the Warrant. This conversion is exercised with respect to _______________________ of the Shares covered by the Warrant.

     [STRIKE PARAGRAPH ABOVE THAT DOES NOT APPLY.]

     2. Please issue a certificate or certificates representing said shares of stock in the name of the undersigned or in such other name as is specified below:

               Name:       __________________________
               Address:    __________________________
                           __________________________
                           __________________________

     3. The undersigned represents that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Attachment B.


                           ___________________________________________________
                           WARRANTHOLDER

                           By:________________________________________________

                           Title:_____________________________________________


Date:_________________________

                                 ATTACHMENT B

                      INVESTMENT REPRESENTATION STATEMENT
                      -----------------------------------

PURCHASER :
COMPANY   :    EMPOWER HEALTH CORPORATION
SECURITY  :
AMOUNT    :
DATE      :


In connection with the purchase of the above-listed securities and underlying stock (the "Securities"), I, the Purchaser, represent to the Company the
            ----------
following:

          (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").
                                                     --------------

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory
                                                        ---
basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

          (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale.

          (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                    _______________________________
                                    WARRANTHOLDER


                                    _______________________________
                                         (signature)


                                    _______________________________
                                         (title)


                                    Date:_________________, _______